                                                                      EXHIBIT 20

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of May 25, 2001 for the Collection Period of
                      April 1, 2001 through April 30, 2001

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                               1,099,937,045.30
  Discounted Principal Balance                                                        1,099,937,045.30
  Servicer Advance                                                                        2,144,779.34
  Servicer Payahead                                                                       3,039,194.68
  Number of Contracts                                                                           49,144
  Weighted Average Lease Rate                                                                    7.74%
  Weighted Average Remaining Term                                                                 38.7
  Servicing Fee Percentage                                                                       1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                        335,357,949.97
  Discounted Principal Balance                                                          244,340,260.85
  Servicer Advances                                                                       1,714,618.05
  Servicer Pay Ahead Balance                                                              8,215,834.64
  Maturity Advances Outstanding                                                                      -
  Number of Current Contracts                                                                   20,483
  Weighted Average Lease Rate                                                                    7.51%
  Weighted Average Remaining Term                                                                  4.6

------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                 41,247,639.20
  Specified Reserve Fund Percentage                                                             9.630%
  Specified Reserve Fund Amount                                                         105,923,937.46

                                                 CLASS A              CLASS B               TOTAL
                                                 AMOUNT               AMOUNT                AMOUNT
                                                 -------              -------               ------
  Beginning Balance                          89,768,656.08          1,073,070.00         90,841,726.08
  Withdrawal Amount                           6,223,785.46                     -          6,223,785.46
  Cash Capital Contribution                              -                                           -
  Transferor Excess                           1,317,222.45                                1,317,222.45
                                            ----------------------------------------------------------
  Reserve Fund Balance Prior to Release      84,862,093.07          1,073,070.00         85,935,163.07
  Specified Reserve Fund Balance            104,850,867.46          1,073,070.00        105,923,937.46
                                            ----------------------------------------------------------
  Release to Transferor                                  -                     -                     -
  Ending Reserve Fund Balance                84,862,093.07          1,073,070.00         85,935,163.07
  Prior Cumulative Withdrawal Amount         18,468,393.29                     -         18,468,393.29
  Cumulative Withdrawal Amount               24,692,178.75                     -         24,692,178.75
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                          VEHICLES
                                                                       --------
  Liquidated Contracts                                                    97
                                                                          --
  Discounted Principal Balance                                                            1,605,963.23
  Net Liquidation Proceeds                                                               (1,007,318.92)
  Recoveries - Previously Liquidated Contracts                                             (112,236.72)
                                                                                       ---------------
  Aggregate Credit Losses for the Collection Period                                         486,407.59
                                                                                       ===============
  Cumulative Credit Losses for all Periods                                               12,213,809.00
                                                                                       ===============
  Repossessed in Current Period                                           23
                                                                          --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                Annualized Average
FOR EACH COLLECTION PERIOD:                                                            Charge-Off Rate
  Second Preceding Collection Period                                                             0.73%
  First Preceding Collection Period                                                              1.00%
  Current Collection Period                                                                      1.54%

------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                              1.09%
Charge-off Rate Indicator ( > 1.25%)                                                 CONDITION NOT MET
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                            PERCENT      ACCOUNTS         PERCENT            ANIV
                                                 -------      --------         -------            ----
  31-60 Days Delinquent                           9.17%         1878            9.13%         30,630,105.17
  61-90 Days Delinquent                           0.60%          122            0.60%          2,017,217.23
  Over 90 Days Delinquent                         0.07%           14            0.06%            213,106.25
                                                              --------                       --------------
  Total Delinquencies                                          2,014                          32,860,428.65
                                                              ========                       ==============

RATIO OF NUMBER OF CONTRACTS DELINQUENT
60 DAYS OR MORE TO THE OUTSTANDING NUMBER
OF RECEIVABLES AS OF EACH COLLECTION
PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                 0.84%
  First Preceding Collection Period                                                                  0.66%
  Current Collection Period                                                                          0.66%

-----------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                0.72%
  Delinquency Percentage Indicator ( > 1.25%)                                            CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                  VEHICLES
                                                                             --------
  Matured Lease Vehicle Inventory Sold                                         3422          54,456,875.45
                                                                               ----
  Net Liquidation Proceeds                                                                  (45,961,606.16)
                                                                                            --------------
  Net Residual Value (Gain) Loss                                                              8,495,269.29
                                                                                            ==============
  Cumulative Residual Value (Gain) Loss all periods                                          38,118,327.57
                                                                                            ==============

                                                                              AVERAGE            AVERAGE
MATURED VEHICLES SOLD FOR                NUMBER    SCHEDULED      SALE     NET LIQUIDATION      RESIDUAL
EACH COLLECTION PERIOD:                   SOLD     MATURITIES     RATIO        PROCEEDS           VALUE
                                         ------    ----------     -----    ---------------      ---------
  Second Preceding Collection Period      3,679      6,486        56.72%      13,287.92          16,190.70
  First Preceding Collection Period       3,025      7,606        39.77%      14,071.89          16,712.15
  Current Collection Period               3,422      9,293        36.82%      13,431.21          15,981.51
  Three Month Average                                                         13,570.54          16,275.78
                                                                                                ----------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                     83.38%
                                                                                                ----------
-----------------------------------------------------------------------------------------------------------

                                                                                CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                            AMOUNT/RATIO     TEST MET?
---------------                                                                 --------------    ---------
  a) Number of Vehicles Sold > 25% of Scheduled Maturities                           36.82%          NO

  b) Number of Scheduled Maturities > 500                                             9,293          YES

  c) 3 Month Average Matured Leased Vehicle Proceeds
     less than 75% of Avg. Residual Values                                           83.38%          NO

  Residual Value Indicator (condition met if tests a, b and c = YES)                      CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of May 25, 2001 for the Collection Period of
                      April 1, 2001 through April 30, 2001

-------------------------------------------------------------------------------------------------------------------------------
                                                                                      CERTIFICATE BALANCE              CLASS A1
                                                                                 ------------------------------        --------
                                                                   TOTAL         PERCENT             BALANCE           BALANCE
                                                                   -----         -------             -------           --------
-------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                        98.00%
---------
  Interest Collections                                        4,919,559.24
  Net Investment Income                                       1,510,023.28
  Non-recoverable Advances                                     (345,748.54)
                                                            --------------
  Available Interest                                          6,083,833.98                         5,961,570.74             -
  Class A1, A2, A3 Notional Interest Accrual Amount          (3,053,291.66)                       (3,053,291.66)            -
  Unreimbursed A1, A2, A3 Interest Shortfall                             -                                    -             -
  Interest Accrual for Adjusted Class B Certificate Bal.       (390,478.25)                         (390,478.25)
  Class B Interest Carryover Shortfall                                   -                                    -
  Servicer's Fee                                               (353,043.46)                         (343,606.20)
  Capped Expenses                                               (38,247.85)                          (37,225.44)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                          -             -
  Uncapped Expenses                                                      -                                    -
                                                           ---------------                     ----------------
  Total Unallocated Interest                                  2,248,772.76                         2,136,969.19
  Excess Interest to Transferor                                          -                        (2,136,969.19)
                                                           ---------------                     ----------------
       Net Interest Collections Available                     2,248,772.76                                    -
                                                            --------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:               (8,741,586.29)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                    -


  DEPOSIT TO RESERVE FUND:                                    1,317,222.45

  WITHDRAWAL FROM RESERVE FUND:                               6,223,785.46
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 1,586,250.52
  NET WITHDRAWAL FROM THE RESERVE FUND:                       4,906,563.01

PRINCIPAL:
  Current Loss Amount                                        (8,981,676.88)                       (8,741,586.29)            -
  Loss Reimbursement from Transferor                          2,517,800.83                         2,517,800.83             -
  Loss Reimbursement from Reserve Fund                        6,223,785.46                         6,223,785.46             -
                                                           ---------------                     ----------------           ----
       Total                                                   (240,090.59)                                   -             -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                            --------------
  Ending Balance                                                         -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                            --------------
  Ending Balance                                                         -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                            --------------
  Ending Balance                                                         -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                      -
  Current increase (decrease)                                            -
                                                            --------------
  Ending Balance                                                         -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                                    -             -
  Allocations - Current Period                               86,467,861.79                        86,467,861.79             -
  Allocations - Accelerated Principal Distribution                       -                                    -             -
  Allocations - Not Disbursed Beginning of Period           330,610,558.12                       330,610,558.12             -
  Allocations - Not Disbursed End of Period                 417,078,419.91                       417,078,419.91             -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                          -                                    -             -
  Allocations - Current Period                                3,443,769.91                         3,443,769.91             -
  Allocations - Not Disbursed Beginning of Period             3,443,769.91                         3,443,769.91             -
  Allocations - Not Disbursed End of Period                   6,887,539.82                         6,887,539.82             -
DUE TO TRUST - CURRENT PERIOD:                                                                                              -
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund           (4,906,563.01)
  Due To Trust                                               88,401,608.42                        88,401,608.42             -
                                                           ---------------                     ----------------           ----
     Total Due To Trust                                      83,495,045.41                        88,401,608.42             -
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A2        CLASS A3       CLASS B       TRANSFEROR INTEREST
                                                             ---------        --------       -------- --------------------------
                                                              BALANCE         BALANCE        BALANCE  INTEREST         PRINCIPAL
                                                              -------         -------        -------  --------         ---------
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                            2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                        4,613,982.83    773,544.25      574,043.66     122,263.24
  Class A1, A2, A3 Notional Interest Accrual Amount        (2,611,458.33)  (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -             -
  Interest Accrual for Adjusted Class B Certificate Bal.                                   (390,478.25)
  Class B Interest Carryover Shortfall                                                               -
  Servicer's Fee                                                                                            (9,437.26)
  Capped Expenses                                                                                           (1,022.41)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                 -
  Uncapped Expenses                                                                                                 -
                                                                                                        -------------
  Total Unallocated Interest                                                                               111,803.57
  Excess Interest to Transferor                                                                          2,136,969.19
                                                                                                        -------------
       Net Interest Collections Available                                                                2,248,772.76


  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:                                                          (8,741,586.29)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                               -
                                                                                                         ------------
  DEPOSIT TO RESERVE FUND:                                                                              (6,492,813.53)
                                                                                                        -------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                      (8,741,586.29)            -               -                  (240,090.59)
  Loss Reimbursement from Transferor                        2,517,800.83             -               -  (2,517,800.83)
  Loss Reimbursement from Reserve Fund                      6,223,785.46             -               -
                                                          --------------    ----------      ----------                  ------------
       Total                                                           -             -               -                  (240,090.59)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)


  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)


  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)


  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -             -               -              -
  Allocations - Current Period                             86,467,861.79             -               -
  Allocations - Accelerated Principal Distribution                           -       -               -
  Allocations - Not Disbursed Beginning of Period         330,610,558.12             -               -
  Allocations - Not Disbursed End of Period               417,078,419.91             -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -             -               -              -
  Allocations - Current Period                              2,611,458.33    441,833.33      390,478.25
  Allocations - Not Disbursed Beginning of Period           2,611,458.33    441,833.33      390,478.25
  Allocations - Not Disbursed End of Period                 5,222,916.66    883,666.66      780,956.50
DUE TO TRUST - CURRENT PERIOD:
------------------------------
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                             87,910,631.23    245,900.10      245,077.09              -             -
                                                          --------------    ----------      ----------  -------------   ------------
     Total Due To Trust                                    87,910,631.23    245,900.10      245,077.09              -             -
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
         Distribution Date of May 25, 2001 for the Collection Period of
                      April 1, 2001 through April 30, 2001


-------------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE BALANCE           CLASS A1
                                                                -------------------           --------
                                           TOTAL              PERCENT         BALANCE    PERCENT    BALANCE
-------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)      1,099,937,045.30
Discounted Principal Balance               1,099,937,045.30
Initial Notional/Certificate Balance                      -   100.00%  1,077,938,000.00  31.08%    335,000,000.00
Percent of ANIV                                                                  98.00%                    30.46%
Certificate Factor                                                            1.0000000                 1.0000000
Notional/Certificate Rate                                                                                 5.3500%
Target Maturity Date                                                                             October 25, 2000
Servicer Advance                              2,144,779.34
Servicer Payahead                             3,039,194.68
Number of Contracts                                 49,144
Weighted Average Lease Rate                          7.74%
Weighted Average Remaining Term                       38.7
Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value              423,652,152.87
Maturity Advances Outstanding                            -
ANIV Net of Maturity Advance **             423,652,152.87
Discounted Principal Balance                337,904,434.03
Notional/Certificate Balance                                             742,938,000.00                         -
Adjusted Notional/Certificate Balance                                    412,327,441.88                         -
Percent of ANIV                                                                  97.33%                     0.00%
Certificate Factor                                                            1.0000000                         -
Servicer Advances                             2,090,363.93
Servicer Pay Ahead Balance                    5,104,361.22
Number of Current Contracts                         25,828
Weighted Average Lease Rate                          7.47%
Weighted Average Remaining Term                        4.4

POOL DATA CURRENT MONTH
Aggregate Net Investment Value              335,357,949.97
Maturity Advances Outstanding                            -
ANIV Net of Maturity Advance **             335,357,949.97
Discounted Principal Balance                244,340,260.85
Notional/Certificate Balance                                             742,938,000.00                     0.00
Adjusted Notional/Certificate Balance                                    325,859,580.09                     0.00
Percent of ANIV                                                                  97.17%                    0.00%
Certificate Factor                                                            1.0000000                        -
Servicer Advances                             1,714,618.05
Servicer Pay Ahead Balance                    8,215,834.64
Number of Current Contracts                         20,483
Weighted Average Lease Rate                          7.51%
Weighted Average Remaining Term                        4.6
Prior Certificate Interest Payment Date     March 26, 2001
Next Certificate Interest Payment Date  September 25, 2001
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A2                   CLASS A3                 CLASS B        TRANSFEROR INTEREST
                                              --------                   --------                 -------        -------------------
                                        PERCENT       BALANCE     PERCENT         BALANCE   PERCENT      BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance    53.34%     575,000,000.00 8.94%       96,400,000.00 6.64%       71,538,000.00 21,999,045.30
Percent of ANIV                                            52.28%                     8.76%                     6.50%         2.00%
Certificate Factor                                      1.0000000                 1.0000000                 1.0000000
Notional/Certificate Rate                                 5.4500%                   5.5000%                   6.5500%
Target Maturity Date                           September 25, 2001         February 25, 2002        September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                       575,000,000.00             96,400,000.00             71,538,000.00 11,324,710.99
Adjusted Notional/Certificate Balance              244,389,441.88             96,400,000.00             71,538,000.00 11,324,710.99
Percent of ANIV                                            57.69%                    22.75%                    16.89%         2.67%
Certificate Factor                                      1.0000000                 1.0000000                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
Aggregate Net Investment Value
Maturity Advances Outstanding
ANIV Net of Maturity Advance **
Discounted Principal Balance
Notional/Certificate Balance                       575,000,000.00             96,400,000.00             71,538,000.00  9,498,369.88
Adjusted Notional/Certificate Balance              157,921,580.09             96,400,000.00             71,538,000.00  9,498,369.88
Percent of ANIV                                            47.09%                    28.75%                    21.33%         2.83%
Certificate Factor                                      1.0000000                 1.0000000                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                               VEHICLES
---------------------------------                               --------

Principal Collections                                                                  3,474,326.44
Prepayments in Full                                               1757                27,550,548.24
                                                                  ----
Reallocation Payment                                               69                  1,206,489.54
                                                                   --
Interest Collections                                                                   4,919,559.24
Net Liquidation Proceeds and Recoveries                                                1,119,555.64
Net Liquidation Proceeds - Vehicle Sales                                              45,961,606.16
Non-Recoverable Advances                                                                (345,748.54)
                                                                                  ----------------------
Total Available                                                                       83,886,336.72
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                       AMOUNT                        ANNUAL AMOUNT
                                           -------------------------      ------------------------------
Total Capped Expenses Paid                                38,247.85                          152,991.40
Total Uncapped Expenses Paid                                      -                                   -

Capped and Uncapped Expenses Due                                  -                                   -

SERVICER'S FEE DUE:
Servicer's Fee Shortfall Carryforward                             -
Servicer's Fee Due Current Period                        353,043.46
Servicer's Fee Paid                                      353,043.46
Servicer's Fee Balance Due                                        -

 SUPPLEMENTAL SERVICER'S FEES                             47,347.88
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                      VEHICLES                      AMOUNT
Beginning Unreinvested Principal Collections                                                          -
Principal Collections & Liquidated Contracts                                                          -
Allocation to Subsequent Contracts                        0                                           -
                                                          -
                                                                          ------------------------------
Ending Unreinvested Principal Collections                                                             -
--------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.





 /s/ ANGELA BROWN
-------------------------------------------------------
Angela Brown, ABS Accounting Manager


                                     Page 3